SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                             DEER BAY RESOURCES INC.
             (Exact name of registrant as specified in its charter)

        Nevada                                                       n/a
(State of incorporation                                       (I.R.S. Employer
   or organization)                                          Identification No.)

#678, 133 W. Broadway Street, Vancouver,
     British Columbia Canada                                      V6H 4C1
(Address of principal executive offices)                         (Zip Code)

       Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                               Name of each exchange of which
to be so registered                               each class is to be registered
-------------------                               ------------------------------
 Not Applicable                                             Not Applicable

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:
333-1557893

       Securities to be registered pursuant to Section 12(g) of the Act:

                       Common stock, par value of $0.0001
                                (Title of class)

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

The description of securities contained in Registrant's Registration Statement on Form S1 filed with the commission (File No. 333-1557893) is incorporated by reference into this registration statement.

ITEM 2. EXHIBITS

  Exhibit
  Number                 Description
  ------                 -----------

  3.1              Articles of Incorporation (1)
  3.2              By-Laws (1)

----------
(1) Filed as an exhibit to the Registrant's registration statement on Form S1 filed with the Commission on November 28, 2008.

                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

DATE: June 30, 2009

DEER BAY RESOURCES INC.


    /s/ Garry Wong
    ------------------------------------------
    Garry Wong
By: President, Chief Executive Officer,
    Principal Executive Officer and a director

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